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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)                  October 4,2002


                      Sunshine Refining and Mining Company
             (Exact name of registrant as specified in its charter)


Delaware                               1-10012                        75-2231378
(State or other jurisdiction          (Commission                  (IRS Employer
of Incorporation)                    File Number)            Identification No.)

P.O. Box 1080, Kellogg, ID                                             83837
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code 208-786-1541


                    5956 SHERRY LN STE 1621 Dallas, Tx 75225


          (Former name or former address, if changed since last report)


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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Effective October 4, 2002. Mr. Keith McCandlish resigned as director and president, and has been succeeded in that role by the Company's sole remaining director, Michael C. Perry who will also serve as President.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated October 31, 2002.

                                       SUNSHINE MINING AND REFINING COMPANY



                                       By: /s/ Michael C. Perry
                                          --------------------------------------
                                          Michael C. Perry
                                          President/ Director




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                                  EXHIBIT INDEX


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
        EXHIBIT
        NUMBER                                  DESCRIPTION
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
        99.1            Press Release issued by the Company on October 31, 2002.




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